UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-23643)

Exact name of registrant as specified in charter:	Putnam ETF Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

James E. Thomas, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2024

Date of reporting period:	May 1, 2023 – October 31, 2023

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam ESG Core Bond ETF

Semiannual report
10 | 31 | 23

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
PCRB

Putnam
ESG Core Bond
ETF

Semiannual report
10 | 31 | 23

Message from the Trustees

December 8, 2023

Dear Shareholder:

The U.S. economy has defied expectations of a recession year to date, with the pace of growth picking up speed in the third quarter. At the same time, volatility in financial markets has increased. Stock prices fell in late summer and early fall. Bond prices also declined during this time, while yields, which move in the opposite direction, rose. In October 2023, the 10-year U.S. Treasury yield, a key benchmark for setting mortgage rates, briefly rose above 5% for the first time since 2007.

Markets have been pressured by inflation, which has moderated but remains above the U.S. Federal Reserve’s target rate of 2%. In its continuing effort to bring down inflation, the Fed has indicated short-term interest rates will remain high heading into next year. This restrictive policy may keep the risk of recession alive in 2024 unless the U.S. economy slows without contracting.

Your investment team is analyzing shifting market conditions, actively navigating risks, and identifying attractive opportunities for your fund. An update on your fund is in the report that follows.

Thank you for investing with Putnam.

Credit qualities are shown as a percentage of the fund’s net assets as of 10/31/23. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time. Due to rounding, percentages may not equal 100%.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

Of special interest

During the reporting period, the fund’s portfolio generated a higher level of income. As a result, the fund’s monthly dividend rate was increased from $0.150 to $0.159 per share in July 2023 and from $0.159 to $0.173 per share in October 2023.

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Your fund’s expenses

As an investor, you pay ongoing expenses, such as management fees, and other expenses (with certain exceptions). In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay brokerage commissions in connection with your purchase or sale of shares of the fund, which are not shown in this section and would have resulted in higher total expenses. The expenses shown in the example also do not reflect transaction costs, which would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

Estimated total annual operating expenses for the fiscal year ended 4/30/24*	0.35%
Annualized expense ratio for the six-month period ended 10/31/23	0.35%

Estimated fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Other expenses are based on estimated amounts for the current fiscal year.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from 5/1/23 to 10/31/23. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses paid per $1,000*†	$1.71
Ending value (after expenses)	$938.60

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/23.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (366).

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/23, use the following calculation method. To find the value of your investment on 5/1/23, call 1-833-228-5577.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses paid per $1,000*†	$1.78
Ending value (after expenses)	$1,023.38

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/23.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (366).

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Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577. We will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the period from January 19, 2023 (commencement of operations) to June 30, 2023, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam funds. As of October 31, 2023, Putnam employees had approximately $466,000,000 and the Trustees had approximately $64,000,000 invested in Putnam funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

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Trustee approval of management contracts

Consideration of your fund’s new and interim management and sub-management contracts

At their meeting on June 23, 2023, the Board of Trustees of your fund, including all of the Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam mutual funds, closed-end funds and exchange-traded funds (collectively, the “funds”) (the “Independent Trustees”) approved, subject to approval by your fund’s shareholders, a new management contract with Putnam Investment Management (“Putnam Management”) and a new sub-management contract between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”) (collectively, the “New Management Contracts”). The Trustees considered the proposed New Management Contracts in connection with the planned acquisition of Putnam U.S. Holdings I, LLC (“Putnam Holdings”) by a subsidiary of Franklin Resources, Inc. (“Franklin Templeton”). The Trustees considered that, on May 31, 2023, Franklin Templeton and Great-West Lifeco Inc., the parent company of Putnam Holdings, announced that they had entered into a definitive agreement for a subsidiary of Franklin Templeton to acquire Putnam Holdings in a stock and cash transaction (the “Transaction”). The Trustees noted that Putnam Holdings was the parent company of Putnam Management and PIL. The Trustees were advised that the Transaction would result in a “change of control” of Putnam Management and PIL and would cause your fund’s current Management Contract with Putnam Management and Sub-Management Contract with PIL (collectively, the “Current Management Contracts”) to terminate in accordance with the 1940 Act. The Trustees considered that the New Management Contracts would take effect upon the closing of the Transaction, which was expected to occur in the fourth quarter of 2023.

In addition to the New Management Contracts, the Trustees also approved interim management and sub-management contracts with Putnam Management and PIL, respectively (the “Interim Management Contracts”), which would take effect in the event that for any reason shareholder approval of a New Management Contract was not received by the time of the Transaction closing. The Trustees considered that each Interim Management Contract that became effective would remain in effect until shareholders approved the proposed New Management Contract, or until 150 days elapse after the closing of the Transaction, whichever occurred first. The considerations and conclusions discussed in connection with the Trustees’ consideration of the New Management Contracts and the continuance of your fund’s Current Management Contracts also apply to the Trustees’ consideration of the Interim Management Contracts, supplemented by consideration of the terms, nature and reason for any Interim Management Contract.

The Independent Trustees met with their independent legal counsel, as defined in Rule 0 – 1(a)(6) under the 1940 Act (their “independent legal counsel”), and representatives of Putnam Management and its parent company, Power Corporation of Canada, to discuss the potential Transaction, including the timing and structure of the Transaction and its implications for Putnam Management and the funds, during their regular meeting on November 18, 2022, and the full Board of Trustees further discussed these matters with representatives of Putnam Management at its regular meeting on December 15, 2022. At a special meeting on December 20, 2022, the full Board of Trustees met with representatives of Putnam Management, Power Corporation of Canada and Franklin Templeton to further discuss the potential Transaction, including Franklin Templeton’s strategic plans for Putnam Management’s asset management business and the funds, potential sources of synergy between Franklin Templeton and Putnam Management, potential areas of partnership between Power Corporation of Canada and Franklin Templeton, Franklin Templeton’s distribution capabilities, Franklin Templeton’s existing service provider relationships and Franklin Templeton’s recent acquisitions of other asset management firms.

In order to assist the Independent Trustees in their consideration of the New Management Contracts and other anticipated impacts of the Transaction on the funds and their shareholders, independent legal counsel for the Independent Trustees furnished an initial information request to Franklin Templeton (the “Initial Franklin Request”). At a special meeting of the full Board of Trustees held on January 25, 2023, representatives of Franklin Templeton addressed the firm’s responses to the Initial Franklin Request. At the

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meeting, representatives of Franklin Templeton discussed, among other things, the business and financial condition of Franklin Templeton and its affiliates, Franklin Templeton’s U.S. registered fund operations, its recent acquisition history, Franklin Templeton’s intentions regarding the operation of Putnam Management and the funds following the completion of the potential Transaction and expected benefits to the funds and Putnam Management that might result from the Transaction.

The Board of Trustees actively monitored developments with respect to the potential Transaction throughout the period leading up to the public announcement of a final sale agreement on May 31, 2023. The Independent Trustees met to discuss these matters at their regular meetings on January 27, April 20 and May 19, 2023. The full Board of Trustees also discussed developments at their regular meeting on February 23, 2023. Following the public announcement of the Transaction on May 31, 2023, independent legal counsel for the Independent Trustees furnished a supplemental information request (the “Supplemental Franklin Request”) to Franklin Templeton. At the Board of Trustees’ regular in-person meeting held on June 22–23, 2023, representatives of Putnam Management and Power Corporation of Canada provided further information regarding, among other matters, the final terms of the Transaction and efforts undertaken to retain Putnam employees. The Contract Committee of the Board of Trustees also met on June 22, 2023 to discuss Franklin Templeton’s responses to the Supplemental Franklin Request. Mr. Reynolds, the only Trustee affiliated with Putnam Management, participated in portions of these meetings to provide the perspective of the Putnam organization, but did not otherwise participate in the deliberations of the Independent Trustees or the Contract Committee regarding the potential Transaction.

After the presentations and after reviewing the written materials provided, the Independent Trustees met at their in-person meeting on June 23, 2023 to consider the New Management Contracts for each fund, proposed to become effective upon the closing of the Transaction, and the filing of a preliminary proxy statement. At this meeting and throughout the process, the Independent Trustees also received advice from their independent legal counsel regarding their responsibilities in evaluating the potential Transaction and the New Management Contracts. The Independent Trustees reviewed the terms of the proposed New Management Contracts and the differences between the New Management Contracts and the Current Management Contracts. They noted that the terms of the proposed New Management Contracts were substantially identical to the Current Management Contracts, except for certain changes designed largely to address differences among various of the existing contracts, which had been developed and implemented at different times in the past.

In considering the approval of the proposed New Management Contracts, the Board of Trustees took into account a number of factors, including:1

(i) Franklin Templeton’s and Putnam Management’s belief that the Transaction would not adversely affect the funds or their shareholders and their belief that the Transaction was likely to result in certain benefits (described below) for the funds and their shareholders;

(ii) That Franklin Templeton did not intend to make any material change in Putnam Management’s senior investment professionals (other than certain changes related to reporting structure and organization of personnel discussed below), including the portfolio managers of the funds, or to the firm’s operating locations as a result of the Transaction;

(iii) That Franklin Templeton intended for Putnam Management’s equity investment professionals to continue to operate largely independently from Franklin Templeton, reporting to Franklin Templeton’s Head of Public Markets following the Transaction;

(iv) That, while Putnam Management’s organizational structure was not expected to change immediately following the Transaction, Franklin Templeton intended to revise Putnam Management’s reporting structure in order to include Putnam Management’s fixed income investment professionals in Franklin Templeton’s fixed income group and to include Putnam Management’s Global Asset Allocation (“GAA”) investment professionals in Franklin Templeton’s investment solutions group, with both Franklin Templeton groups reporting to Franklin Templeton’s Head of Public Markets;

1 All subsequent references to Putnam Management describing the Board of Trustees’ considerations should be deemed to include references to PIL as necessary or appropriate in the context.

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(v) Franklin Templeton’s expectation that there would not be any changes in the investment objectives, strategies or portfolio holdings of the funds as a result of the Transaction;

(vi) That neither Franklin Templeton nor Putnam Management had any current plans to propose changes to the funds’ existing management fees or expense limitations, or current plans to make changes to the funds’ existing distribution arrangements;

(vii) Franklin Templeton’s and Putnam Management’s representations that, following the Transaction, there was not expected to be any diminution in the nature, quality and extent of services provided to the funds and their shareholders by Putnam Management and PIL, including compliance and other non-advisory services;

(viii) That Franklin Templeton did not currently plan to change the branding of the funds or to change the lineup of funds in connection with the Transaction but would continue to evaluate how best to position the funds in the market;

(ix) The possible benefits accruing to the funds and their shareholders as a result of the Transaction, including:

a. That the scale of Franklin Templeton’s investment operations platform would increase the investment and operational resources available to the funds;

b. That the Putnam open-end funds would benefit from Franklin Templeton’s large retail and institutional global distribution capabilities and significant network of intermediary relationships, which may provide additional opportunities for the funds to increase assets and reduce expenses by spreading expenses over a larger asset base; and

c. Potential benefits to shareholders of the Putnam open-end funds that could result from the alignment of certain fund features and shareholder benefits with those of other funds sponsored by Franklin Templeton and its affiliates and access to a broader array of investment opportunities;

(x) The financial strength, reputation, experience and resources of Franklin Templeton and its investment advisory subsidiaries;

(xi) Franklin Templeton’s expectation that the Transaction would not impact the capabilities or responsibilities of Putnam Management’s Investment Division (other than any impact related to reporting structure changes for Putnam Management’s equity, fixed income and GAA investment groups and to including Putnam Management’s fixed income and GAA investment professionals in existing Franklin Templeton investment groups, as discussed above) and that any changes to the Investment Division over the longer term would be made in order to achieve perceived operational efficiencies or improvements to the portfolio management process;

(xii) Franklin Templeton’s commitment to maintaining competitive compensation arrangements to allow Putnam Management to continue to attract and retain highly qualified personnel and Putnam Management’s and Franklin Templeton’s efforts to retain personnel, including efforts implemented since the Transaction was announced;

(xiii) That the current senior management teams at Putnam Management and Power Corporation of Canada had indicated their strong support of the Transaction and that Putnam Management had recommended that the Board of Trustees approve the New Management Contracts; and

(xiv) Putnam Management’s and Great-West Lifeco Inc.’s commitment to bear all expenses incurred by the funds in connection with the Transaction, including all costs associated with the proxy solicitation in connection with seeking shareholder approval of the New Management Contracts.

Finally, in considering the proposed New Management Contracts, the Board of Trustees also took into account their concurrent deliberations and conclusions, as described below, in connection with their annual review of the funds’ Current Management Contracts and the approval of their continuance, effective July 1, 2023, and the extensive materials that they had reviewed in connection with that review process.

Based upon the foregoing considerations, on June 23, 2023, the Board of Trustees, including all of the Independent Trustees, unanimously approved the proposed New Management Contracts and determined to recommend their approval to the shareholders of the funds.

General conclusions — Current
Management Contracts

The Board of Trustees oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of

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your fund’s management contract with Putnam Management and the sub-management contract with respect to your fund between Putnam Management and PIL. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees did not attempt to evaluate PIL as a separate entity.) The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board of Trustees’ independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2023, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board of Trustees’ independent staff and by independent legal counsel for the funds and the Independent Trustees.

At the Board of Trustees’ June 2023 meeting, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At that meeting, the Contract Committee also met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s Current Management Contracts, effective July 1, 2023, and the approval of your fund’s New Management Contracts and Interim Management Contracts, as discussed above.

The Independent Trustees’ approvals were based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. The Trustees also took into account their concurrent deliberations and conclusions, and the materials that they had reviewed, in connection with their approval on June 23, 2023 of the Interim Management Contracts and the New Management Contracts, which had been proposed in light of the Transaction (which would cause the fund’s Current Management Contracts to terminate in accordance with applicable law or the terms of each contract).

Management fee schedules
and total expenses

The Trustees reviewed the management fee schedules in effect for all funds, including fee levels and any breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two mutual funds and each of the exchange-traded funds, including your fund, have implemented so-called “all-in” or unitary management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s

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investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the fund industry —that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

Under its management contract, your fund pays a management fee at a fixed rate of 35 basis points to Putnam Management. Putnam Management is obligated to pay, out of the management fee, all of the fund’s organizational and other operating expenses with limited exceptions, which include fees, if any, payable under the fund’s distribution plan, interest, taxes, brokerage commissions and other transaction costs, fund proxy expenses, litigation expenses, extraordinary expenses and acquired fund fees and expenses.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees noted that the exchange-traded funds are subject to unitary management fees, as noted above, and that none of the exchange-traded funds have a contractual expense limitation at present. The Trustees also considered pro forma comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc., noting that the Fund had only recently commenced operations in January 2023.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds, as applicable. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to (as applicable) the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability in 2022 for each of the applicable agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for each of the funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees in connection with their annual contract review for the funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including collective investment trusts offered in the defined contribution and defined benefit retirement plan markets, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s manager-traded separately managed account programs. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the funds. The Trustees observed that the differences in fee rates between these clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for 1940 Act-registered funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees,

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which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, peer-relative and benchmark-relative Putnam fund performance was generally encouraging in 2022 against a backdrop of volatile equity and fixed income markets, driven by factors such as Russia’s invasion of Ukraine, increased tensions with China, disruptions in energy markets and broader supply chains, rising inflation and the significant tightening of monetary policy by the Board of Governors of the Federal Reserve in an effort to combat inflation. The Trustees further noted that, in the face of these numerous economic headwinds, corporate earnings and employment data had been generally robust throughout 2022. For the one-year period ended December 31, 2022, the Trustees noted that the Putnam funds, on an asset-weighted basis, ranked in the 41st percentile of their peers as determined by Lipper Inc. (“Lipper”) and, on an asset-weighted-basis, outperformed their benchmarks by 1.3% gross of fees over the one-year period. The Committee also noted that the funds’ aggregate performance over longer-term periods continued to be strong, with the funds, on an asset-weighted basis, ranking in the 34th, 27th and 22nd percentiles of their Lipper peers over the three-year, five-year and ten-year periods ended December 31, 2022, respectively. The Trustees further noted that the funds, in the aggregate, outperformed their benchmarks on a gross basis for each of the three-year, five-year and ten-year periods. The Trustees also considered the Morningstar Inc. ratings assigned to the funds and that 40 funds were rated four or five stars at the end of 2022, which represented an increase of 15 funds year-over-year. The Trustees also considered that seven funds were five-star rated at the end of 2022, which was a year-over-year decrease of two funds, and that 83% of the funds’ aggregate assets were in four- or five-star rated funds at year end.

In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes, as reported in the Barron’s/Lipper Fund Families survey (the “Survey”). The Trustees noted that the Survey ranks mutual fund companies based on their performance across a variety of asset types, and that The Putnam Fund complex had performed exceptionally well in 2022. In this regard, the Trustees considered that the funds had ranked 9th out of 49 fund companies, 3rd out of 49 fund companies and 2nd out of 47 fund companies for the one-year, five-year and ten-year periods, respectively. The Trustees also noted that The Putnam Fund complex had been the only fund family to rank in the top ten in all three time periods. They also noted, however, the disappointing investment performance of some Putnam funds for periods ended December 31, 2022 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and, where relevant, actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor the performance of those funds.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return and its performance relative to its benchmark over the period from the fund’s commencement of operations on January 19, 2023, through May 31, 2023. Your fund’s return, net of fees and expenses, was negative and slightly trailed the return of its benchmark. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through certain initiatives,

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including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing.

Brokerage and soft-dollar allocations

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

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Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover (not required for money market funds) in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

14 ESG Core Bond ETF

The fund’s portfolio 10/31/23 (Unaudited)

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (34.0%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (7.5%)
Government National Mortgage Association Pass-Through Certificates
6.00%, with due dates from 2/20/53 to 9/20/53	$3,447,167	$3,397,480
5.50%, TBA, 11/1/53	2,000,000	1,912,460
5.50%, with due dates from 9/20/52 to 7/20/53	1,124,984	1,082,704
5.00%, 10/20/52	1,606,697	1,496,624
4.50%, 9/20/52	3,174,200	2,867,481
4.00%, TBA, 11/1/53	3,000,000	2,635,538
4.00%, 2/20/48 ##	1,979,791	1,767,835
3.50%, with due dates from 1/20/52 to 3/20/52	4,172,186	3,562,449
3.00%, with due dates from 3/20/43 to 9/20/51	5,167,743	4,274,347
2.50%, with due dates from 4/20/51 to 3/20/52	7,060,632	5,638,924
2.00%, with due dates from 2/20/51 to 7/20/51	6,358,133	4,912,003
		33,547,845
U.S. Government Agency Mortgage Obligations (26.5%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
6.50%, 5/1/53	49,778	49,646
6.00%, 5/1/53	238,985	232,884
5.50%, 5/1/53	238,099	226,154
5.00%, 3/1/53	936,687	863,994
4.50%, 7/1/52 ##	7,918	7,041
4.50%, 8/1/52	246,162	220,244
4.00%, with due dates from 4/1/52 to 10/1/52	2,202,627	1,906,516
3.00%, 3/1/52	379,049	307,037
3.00%, 5/1/35	992,254	893,722
2.50%, with due dates from 1/1/52 to 5/1/52	1,671,850	1,295,317
2.00%, 5/1/51	506,272	373,827
2.00%, 4/1/42	2,571,570	2,023,386
2.00%, with due dates from 8/1/35 to 3/1/36	3,182,541	2,722,044
Federal National Mortgage Association Pass-Through Certificates
6.50%, with due dates from 4/1/53 to 5/1/53	1,342,755	1,336,419
6.00%, with due dates from 4/1/53 to 4/1/53	3,031,565	2,957,065
5.50%, with due dates from 4/1/50 to 7/1/53	5,252,897	5,002,186
5.00%, with due dates from 10/1/52 to 2/1/53	2,232,792	2,060,289
4.50%, with due dates from 7/1/52 to 9/1/52	4,176,208	3,736,082
4.00%, with due dates from 6/1/52 to 7/1/52	4,907,768	4,285,426
3.50%, with due dates from 7/1/50 to 7/1/52	8,966,698	7,475,447
3.00%, with due dates from 3/1/52 to 6/1/52	11,260,392	9,043,601
3.00%, 11/1/32	331,449	306,511
2.50%, with due dates from 12/1/51 to 5/1/52	19,963,930	15,356,083
2.50%, with due dates from 7/1/36 to 7/1/37	4,829,562	4,249,754
2.00%, with due dates from 4/1/47 to 2/1/52	27,798,748	20,537,404
2.00%, with due dates from 5/1/36 to 6/1/36	2,611,401	2,218,856
1.50%, 7/1/36	2,489,154	2,067,033
Uniform Mortgage-Backed Securities
7.00%, TBA, 11/1/53	5,000,000	5,052,893
6.50%, TBA, 11/1/53	8,000,000	7,949,375
6.00%, TBA, 11/1/53	3,000,000	2,918,906

ESG Core Bond ETF 15

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (34.0%)* cont.	Principal amount	Value
U.S. Government Agency Mortgage Obligations cont.
Uniform Mortgage-Backed Securities
5.50%, TBA, 11/1/53	$3,000,000	$2,846,836
5.00%, TBA, 11/1/53	5,000,000	4,609,180
4.50%, TBA, 11/1/53	1,000,000	893,438
1.50%, TBA, 11/1/53	3,000,000	2,080,385
1.50%, TBA, 11/1/38	1,000,000	821,375
		118,926,356
Total U.S. government and agency mortgage obligations (cost $164,203,191)		$152,474,201

U.S. TREASURY OBLIGATIONS (31.6%)*	Principal amount	Value
U.S. Treasury Bonds
6.125%, 8/15/29	$2,000,000	$2,121,250
4.00%, 11/15/52	34,400,000	28,748,187
3.375%, 8/15/42 Φ	12,800,000	9,903,500
U.S. Treasury Notes
2.50%, 2/28/26	25,500,000	24,117,422
2.375%, 4/30/26	20,800,000	19,548,750
1.75%, 3/15/25	30,100,000	28,704,348
1.25%, 8/15/31	35,000,000	26,807,813
1.25%, 3/31/28	2,000,000	1,715,078
Total U.S. treasury obligations (cost $153,785,645)		$141,666,348

CORPORATE BONDS AND NOTES (27.4%)*	Principal amount	Value
Basic materials (1.3%)
Cabot Corp. sr. unsec. bonds 5.00%, 6/30/32	$273,000	$243,141
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.55%, 11/15/30 (Germany)	1,280,000	1,231,171
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.33%, 7/15/29 (Germany)	132,000	127,240
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.165%, 7/15/27 (Germany)	680,000	663,713
CF Industries, Inc. company guaranty sr. unsec. bonds 4.95%, 6/1/43	483,000	372,867
FMC Corp. sr. unsec. unsub. notes 5.65%, 5/18/33	775,000	683,222
Huntsman International, LLC sr. unsec. notes 4.50%, 5/1/29	361,000	322,891
International Flavors & Fragrances, Inc. 144A sr. unsec. notes 2.30%, 11/1/30	122,000	90,602
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)	483,000	443,193
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 8.20%, 1/15/30	920,000	997,035
Weyerhaeuser Co. sr. unsec. unsub. bonds 3.375%, 3/9/33 R	849,000	673,737
		5,848,812
Capital goods (1.3%)
Berry Global Escrow Corp. 144A sr. notes 4.875%, 7/15/26	56,000	53,435
Berry Global, Inc. 144A company guaranty sr. notes 1.57%, 1/15/26	1,027,000	927,863
Howmet Aerospace, Inc. sr. unsec. unsub. notes 3.00%, 1/15/29	693,000	584,938
Johnson Controls International PLC sr. unsec. notes 3.90%, 2/14/26	440,000	421,509

16 ESG Core Bond ETF

CORPORATE BONDS AND NOTES (27.4%)* cont.	Principal amount	Value
Capital goods cont.
L3Harris Technologies, Inc. sr. unsec. notes 3.85%, 12/15/26	$483,000	$455,005
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	1,078,000	982,378
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	740,000	701,237
RTX Corp. sr. unsec. notes 5.15%, 2/27/33	275,000	253,707
Waste Connections, Inc. sr. unsec. bonds 4.20%, 1/15/33	839,000	728,072
Waste Management, Inc. company guaranty sr. unsec. notes 4.875%, 2/15/29	630,000	607,158
		5,715,302
Communication services (3.7%)
American Tower Corp. sr. unsec. notes 2.90%, 1/15/30 R	2,751,000	2,243,445
AT&T, Inc. company guaranty sr. unsec. unsub. notes 2.30%, 6/1/27	598,000	528,324
AT&T, Inc. sr. unsec. unsub. bonds 4.35%, 3/1/29	610,000	561,558
AT&T, Inc. sr. unsec. unsub. bonds 2.55%, 12/1/33	8,212,000	5,893,756
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 4.80%, 3/1/50	366,000	241,264
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. notes 4.908%, 7/23/25	239,000	233,689
Crown Castle, Inc. sr. unsec. bonds 3.80%, 2/15/28 R	610,000	550,139
Crown Castle, Inc. sr. unsec. bonds 3.65%, 9/1/27 R	605,000	550,000
Crown Castle, Inc. sr. unsec. sub. bonds 3.30%, 7/1/30 R	661,000	543,350
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	600,000	506,991
Rogers Communications, Inc. company guaranty sr. unsec. unsub. notes Ser. REGS, 3.80%, 3/15/32 (Canada)	506,000	410,342
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes 6.875%, 11/15/28	802,000	822,512
T-Mobile USA, Inc. company guaranty sr. notes 3.875%, 4/15/30	122,000	106,226
T-Mobile USA, Inc. company guaranty sr. notes 3.75%, 4/15/27	605,000	562,629
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 3.30%, 2/15/51	1,947,000	1,144,157
Time Warner Cable Enterprises, LLC company guaranty sr. unsub. notes 8.375%, 7/15/33	870,000	907,673
Verizon Communications, Inc. sr. unsec. unsub. notes 2.10%, 3/22/28	844,000	719,931
		16,525,986
Consumer cyclicals (1.4%)
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec. notes 3.55%, 7/26/27 (Canada)	445,000	409,400
Alimentation Couche-Tard, Inc. 144A sr. unsec. notes 2.95%, 1/25/30 (Canada)	750,000	620,808
Block, Inc. sr. unsec. notes 3.50%, 6/1/31	722,000	557,207
Booking Holdings, Inc. sr. unsec. sub. notes 4.625%, 4/13/30	849,000	790,996
Gartner, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 10/1/30	475,000	393,153
Gartner, Inc. 144A company guaranty sr. unsec. notes 3.625%, 6/15/29	110,000	92,890
Global Payments, Inc. sr. unsec. notes 2.15%, 1/15/27	356,000	312,844
Interpublic Group of Cos., Inc. (The) sr. unsec. unsub. notes 2.40%, 3/1/31	361,000	277,979

ESG Core Bond ETF 17

CORPORATE BONDS AND NOTES (27.4%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Lennar Corp. company guaranty sr. unsec. unsub. notes 4.75%, 11/29/27	$483,000	$459,538
Moody’s Corp. sr. unsec. notes 3.25%, 1/15/28	478,000	434,273
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29	422,000	409,159
Paramount Global sr. unsec. unsub. notes 4.20%, 6/1/29	483,000	408,860
S&P Global, Inc. company guaranty sr. unsec. bonds 2.50%, 12/1/29	478,000	399,928
S&P Global, Inc. company guaranty sr. unsec. notes 1.25%, 8/15/30	239,000	177,703
Warnermedia Holdings, Inc. company guaranty sr. unsec. notes 4.279%, 3/15/32	732,000	606,912
		6,351,650
Consumer staples (0.7%)
Ashtead Capital, Inc. 144A company guaranty sr. unsec. bonds 5.95%, 10/15/33	570,000	520,047
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	675,000	624,984
Kenvue, Inc. company guaranty sr. unsec. notes Ser. REGS, 4.90%, 3/22/33	1,268,000	1,188,166
Kenvue, Inc. company guaranty sr. unsec. unsub. notes Ser. REGS, 5.05%, 3/22/53	230,000	197,615
Kenvue, Inc. company guaranty sr. unsec. unsub. notes Ser. REGS, 5.05%, 3/22/28	193,000	189,397
McCormick & Co., Inc. sr. unsec. notes 1.85%, 2/15/31	84,000	62,264
McDonald’s Corp. sr. unsec. unsub. bonds Ser. MTN, 6.30%, 10/15/37	475,000	480,048
		3,262,521
Energy (1.2%)
Cheniere Energy Partners LP company guaranty sr. unsec. notes 4.50%, 10/1/29	615,000	550,639
Cheniere Energy Partners LP company guaranty sr. unsec. unsub. notes 3.25%, 1/31/32	1,073,000	832,045
Columbia Pipelines Operating Co., LLC 144A sr. unsec. bonds 6.544%, 11/15/53	420,000	385,026
Columbia Pipelines Operating Co., LLC 144A sr. unsec. notes 5.927%, 8/15/30	400,000	386,181
Diamondback Energy, Inc. company guaranty sr. unsec. notes 3.25%, 12/1/26	483,000	450,195
Kinetik Holdings LP 144A company guaranty sr. unsec. notes 5.875%, 6/15/30	361,000	331,235
Occidental Petroleum Corp. sr. unsec. sub. notes 8.50%, 7/15/27	722,000	769,269
ONEOK, Inc. company guaranty sr. unsec. sub. bonds 6.05%, 9/1/33	465,000	445,636
ONEOK, Inc. company guaranty sr. unsec. unsub. notes 6.10%, 11/15/32	361,000	347,876
Ovintiv, Inc. company guaranty sr. unsec. bonds 6.25%, 7/15/33	168,000	159,697
Ovintiv, Inc. company guaranty sr. unsec. notes 5.65%, 5/15/28	217,000	210,684
Ovintiv, Inc. company guaranty sr. unsec. notes 5.65%, 5/15/25	170,000	169,069
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. unsub. notes 4.875%, 2/1/31	361,000	318,233
		5,355,785

18 ESG Core Bond ETF

CORPORATE BONDS AND NOTES (27.4%)* cont.	Principal amount	Value
Financials (10.8%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. bonds 3.30%, 1/30/32 (Ireland)	$1,245,000	$963,865
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	727,000	667,009
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	244,000	205,391
Ally Financial, Inc. company guaranty sr. unsec. notes 8.00%, 11/1/31	244,000	238,155
Aon PLC company guaranty sr. unsec. unsub. notes 4.25%, 12/12/42	530,000	373,480
Ares Capital Corp. sr. unsec. sub. notes 7.00%, 1/15/27	720,000	717,362
Ares Capital Corp. sr. unsec. sub. notes 3.875%, 1/15/26	839,000	784,633
Australia and New Zealand Banking Group, Ltd. 144A unsec. sub. FRB 2.57%, 11/25/35 (Australia)	765,000	552,280
Banco Santander SA unsec. sub. bonds 6.921%, 8/8/33 (Spain)	400,000	371,512
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	1,610,000	1,554,179
Bank of America Corp. sr. unsec. FRN Ser. MTN, 2.496%, 2/13/31	727,000	573,021
Bank of America Corp. unsec. sub. FRB 3.846%, 3/8/37	2,125,000	1,676,387
Bank of America Corp. unsec. sub. notes Ser. L, 4.183%, 11/25/27	4,698,000	4,321,351
BNP Paribas SA 144A unsec. sub. notes 4.375%, 5/12/26 (France)	1,105,000	1,049,853
BPCE SA 144A unsec. sub. FRB 3.648%, 1/14/37 (France)	790,000	589,500
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	1,165,000	1,123,842
Commonwealth Bank of Australia 144A unsec. sub. notes 2.688%, 3/11/31 (Australia)	535,000	396,902
Corebridge Financial, Inc. sr. unsec. notes 3.85%, 4/5/29	483,000	426,862
Deutsche Bank AG unsec. sub. notes 4.50%, 4/1/25 (Germany)	1,550,000	1,481,783
EPR Properties company guaranty sr. unsec. unsub. notes 4.50%, 6/1/27 R	188,000	165,927
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%, 4/17/28 (Canada)	605,000	570,922
Fidelity National Financial, Inc. sr. unsec. bonds 3.20%, 9/17/51	483,000	251,668
Fifth Third Bancorp sr. unsec. unsub. FRN 6.339%, 7/27/29	590,000	571,473
First-Citizens Bank & Trust Co. unsec. sub. notes 6.125%, 3/9/28	3,060,000	2,967,015
General Motors Financial Co., Inc. sr. unsec. sub. notes 2.40%, 4/10/28	1,205,000	1,015,854
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. unsub. notes 5.375%, 4/15/26	488,000	467,700
Goldman Sachs Group, Inc. (The) jr. unsec. sub. FRN 3.65%, 7/28/51	183,000	141,816
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	1,343,000	1,225,871
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 2.60%, 2/7/30	356,000	285,825
ING Groep NV sr. unsec. unsub. FRN 6.083%, 9/11/27 (Netherlands)	730,000	723,034
Intercontinental Exchange, Inc. sr. unsec. bonds 1.85%, 9/15/32	1,683,000	1,191,298
Intercontinental Exchange, Inc. sr. unsec. notes 4.35%, 6/15/29	132,000	121,704
Intesa Sanpaolo SpA 144A unsec. sub. bonds 4.198%, 6/1/32 (Italy)	800,000	568,635
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. HH, 4.60%, perpetual maturity	460,000	428,565
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. W, (CME Term SOFR 3 Month + 1.26%), 6.626%, 5/15/47	361,000	306,400
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	361,000	252,361
JPMorgan Chase & Co. sr. unsec. unsub. FRN 4.323%, 4/26/28	3,147,000	2,956,108
JPMorgan Chase & Co. unsec. sub. FRB 2.956%, 5/13/31	6,137,000	4,948,768

ESG Core Bond ETF 19

CORPORATE BONDS AND NOTES (27.4%)* cont.	Principal amount	Value
Financials cont.
KKR Group Finance Co. VI, LLC 144A company guaranty sr. unsec. bonds 3.75%, 7/1/29	$361,000	$314,432
Lloyds Banking Group PLC unsec. sub. FRB 3.369%, 12/14/46 (United Kingdom)	895,000	518,618
Metropolitan Life Global Funding I 144A sr. notes 2.95%, 4/9/30	960,000	792,145
Metropolitan Life Insurance Co. 144A unsec. sub. notes 7.80%, 11/1/25	570,000	585,644
Morgan Stanley unsec. sub. notes Ser. GMTN, 4.35%, 9/8/26	3,467,000	3,280,144
Nasdaq, Inc. sr. unsec. bonds 5.95%, 8/15/53	147,000	131,148
Nasdaq, Inc. sr. unsec. sub. bonds 5.55%, 2/15/34	133,000	123,370
PNC Financial Services Group, Inc. (The) unsec. sub. FRB 4.626%, 6/6/33	2,212,000	1,845,492
Societe Generale SA 144A jr. unsec. sub. notes 5.375%, perpetual maturity (France)	980,000	702,862
UBS Group AG 144A sr. unsec. FRB 9.016%, 11/15/33 (Switzerland)	600,000	672,129
UBS Group AG 144A sr. unsec. unsub. FRN 1.305%, 2/2/27 (Switzerland)	250,000	221,312
US Bancorp unsec. sub. FRB 2.491%, 11/3/36	722,000	493,342
VICI Properties LP sr. unsec. unsub. notes 4.75%, 2/15/28 R	1,098,000	1,011,148
VICI Properties LP/VICI Note Co., Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/27 R	122,000	109,779
Westpac Banking Corp. unsec. sub. bonds 4.421%, 7/24/39 (Australia)	239,000	174,692
Westpac Banking Corp. unsec. sub. bonds 2.963%, 11/16/40 (Australia)	239,000	139,486
		48,344,054
Health care (2.0%)
Amgen, Inc. sr. unsec. unsub. bonds 5.75%, 3/2/63	565,000	489,358
Amgen, Inc. sr. unsec. unsub. bonds 5.65%, 3/2/53	504,000	443,372
Amgen, Inc. sr. unsec. unsub. notes 5.25%, 3/2/30	949,000	910,194
Becton, Dickinson and Co. sr. unsec. notes 3.70%, 6/6/27	483,000	449,428
CVS Health Corp. sr. unsec. notes 1.30%, 8/21/27	722,000	608,982
DH Europe Finance II SARL company guaranty sr. unsec. notes 2.60%, 11/15/29 (Luxembourg)	483,000	409,147
Eli Lilly and Co. sr. unsec. unsub. bonds 4.875%, 2/27/53	320,000	277,336
GE Healthcare Holding, LLC company guaranty sr. unsec. notes 5.65%, 11/15/27	835,000	826,436
HCA, Inc. company guaranty sr. notes 4.50%, 2/15/27	488,000	461,552
HCA, Inc. company guaranty sr. unsec. sub. notes 3.625%, 3/15/32	210,000	168,686
Humana, Inc. sr. unsec. unsub. bonds 5.50%, 3/15/53	315,000	269,932
Humana, Inc. sr. unsec. unsub. notes 5.75%, 3/1/28	605,000	602,666
Pfizer Investment Enterprises PTE, Ltd. company guaranty sr. unsec. notes 5.30%, 5/19/53 (Singapore)	550,000	481,166
Pfizer Investment Enterprises PTE, Ltd. company guaranty sr. unsec. notes 4.75%, 5/19/33 (Singapore)	373,000	342,788
Pfizer Investment Enterprises PTE, Ltd. company guaranty sr. unsec. notes 4.45%, 5/19/28 (Singapore)	857,000	819,131
Wyeth, LLC company guaranty sr. unsec. bonds 5.95%, 4/1/37	170,000	167,637
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	361,000	335,588
Zoetis, Inc. sr. unsec. sub. notes 2.00%, 5/15/30	966,000	760,824
		8,824,223

20 ESG Core Bond ETF

CORPORATE BONDS AND NOTES (27.4%)* cont.	Principal amount	Value
Technology (2.8%)
Alphabet, Inc. sr. unsec. bonds 2.25%, 8/15/60	$605,000	$305,923
Apple, Inc. sr. unsec. bonds 3.95%, 8/8/52	51,000	37,811
Apple, Inc. sr. unsec. notes 4.30%, 5/10/33	36,000	33,290
Broadcom Corp./Broadcom Cayman Finance, Ltd. company guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	600,000	560,798
Broadcom, Inc. company guaranty sr. unsec. bonds 4.15%, 11/15/30	361,000	314,230
Broadcom, Inc. company guaranty sr. unsec. sub. notes 5.00%, 4/15/30	1,093,000	1,021,454
Broadcom, Inc. 144A sr. unsec. bonds 4.926%, 5/15/37	1,008,000	840,091
Fidelity National Information Services, Inc. sr. unsec. bonds 3.10%, 3/1/41	241,000	152,058
Fidelity National Information Services, Inc. sr. unsec. notes 2.25%, 3/1/31	121,000	92,216
Fidelity National Information Services, Inc. sr. unsec. unsub. notes 5.10%, 7/15/32	203,000	187,298
Marvell Technology, Inc. sr. unsec. notes 5.95%, 9/15/33	582,000	552,787
Marvell Technology, Inc. sr. unsec. notes 5.75%, 2/15/29	583,000	566,763
Meta Platforms, Inc. sr. unsec. bonds 5.60%, 5/15/53	173,000	156,464
Meta Platforms, Inc. sr. unsec. notes 4.95%, 5/15/33	1,698,000	1,591,760
Meta Platforms, Inc. sr. unsec. unsub. bonds 4.45%, 8/15/52	1,835,000	1,387,369
Microsoft Corp. sr. unsec. unsub. bonds 3.50%, 2/12/35	610,000	518,963
Microsoft Corp. sr. unsec. unsub. bonds 2.921%, 3/17/52	361,000	222,848
MSCI, Inc. 144A company guaranty sr. unsec. notes 3.625%, 9/1/30	1,177,000	973,944
Oracle Corp. sr. unsec. bonds 3.95%, 3/25/51	666,000	432,326
Oracle Corp. sr. unsec. bonds 3.65%, 3/25/41	727,000	495,061
Oracle Corp. sr. unsec. notes 2.95%, 4/1/30	483,000	400,313
Oracle Corp. sr. unsec. notes 1.65%, 3/25/26	239,000	216,770
salesforce.com, Inc. sr. unsec. bonds 3.05%, 7/15/61	396,000	220,555
salesforce.com, Inc. sr. unsec. bonds 2.90%, 7/15/51	735,000	432,275
Sensata Technologies, Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/31	995,000	796,345
		12,509,712
Transportation (0.1%)
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 4.40%, 7/1/27	335,000	311,742
		311,742
Utilities and power (2.1%)
Constellation Energy Generation, LLC sr. unsec. bonds 6.50%, 10/1/53	854,000	802,113
Constellation Energy Generation, LLC sr. unsec. bonds 6.125%, 1/15/34	351,000	339,283
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	839,000	757,416
Enterprise Products Operating, LLC company guaranty sr. unsec. notes 2.80%, 1/31/30	717,000	598,923
Eversource Energy sr. unsec. unsub. notes 5.125%, 5/15/33	1,235,000	1,116,289
Florida Power & Light Co. sr. bonds 3.95%, 3/1/48	854,000	609,469
Georgia Power Co. sr. unsec. unsub. notes 4.95%, 5/17/33	715,000	652,624
Kinder Morgan, Inc. company guaranty sr. unsec. notes Ser. GMTN, 7.75%, 1/15/32	910,000	965,828

ESG Core Bond ETF 21

CORPORATE BONDS AND NOTES (27.4%)* cont.	Principal amount	Value
Utilities and power cont.
NextEra Energy Capital Holdings, Inc. company guaranty sr. unsec. unsub. notes 6.051%, 3/1/25	$635,000	$634,636
Oncor Electric Delivery Co., LLC 144A sr. bonds 4.95%, 9/15/52	1,060,000	870,441
Pacific Gas and Electric Co. sr. bonds 5.90%, 6/15/32	500,000	456,038
Pacific Gas and Electric Co. sr. bonds 4.95%, 7/1/50	500,000	349,014
Pacific Gas and Electric Co. sr. notes 3.30%, 12/1/27	500,000	435,439
Puget Sound Energy, Inc. sr. bonds 5.448%, 6/1/53	445,000	385,254
Sempra Energy sr. unsec. unsub. bonds 5.50%, 8/1/33	380,000	353,393
Southern Co. (The) sr. unsec. bonds 5.70%, 3/15/34	370,000	351,981
		9,678,141
Total corporate bonds and notes (cost $130,942,837)		$122,727,928

MORTGAGE-BACKED SECURITIES (8.5%)*	Principal amount	Value
Commercial mortgage-backed securities (8.5%)
Banc of America Commercial Mortgage Trust Ser. 15-UBS7, Class AS, 3.989%, 9/15/48 W	$618,000	$578,116
BANK FRB Ser. 17-BNK8, Class B, 3.951%, 11/15/50 W	56,000	43,414
Barclays Commercial Mortgage Trust Ser. 19-C5, Class C, 3.71%, 11/15/52	1,344,000	980,497
Benchmark Mortgage Trust
Ser. 18-B6, Class AS, 4.441%, 10/10/51	2,211,000	1,947,199
Ser. 19-B11, Class AS, 3.784%, 5/15/52	54,000	43,428
Ser. 19-B12, Class A5, 3.116%, 8/15/52	484,000	406,960
FRB Ser. 20-B21, Class XA, IO, 1.447%, 12/17/53 W	20,592,801	1,413,498
CD Commercial Mortgage Trust Ser. 17-CD4, Class B, 3.947%, 5/10/50 W	627,000	497,106
Citigroup Commercial Mortgage Trust
FRB Ser. 16-P6, Class B, 4.159%, 12/10/49 W	1,216,000	1,066,188
Ser. 16-P6, Class A5, 3.72%, 12/10/49 W	501,000	458,790
Ser. 16-P4, Class AS, 3.075%, 7/10/49	2,394,000	2,136,890
COMM Mortgage Trust
FRB Ser. 17-COR2, Class C, 4.588%, 9/10/50 W	1,387,000	1,030,008
FRB Ser. 14-CR15, Class B, 4.586%, 2/10/47 W	678,000	653,799
FRB Ser. 15-CR26, Class B, 4.465%, 10/10/48 W	1,170,000	1,021,131
Ser. 18-COR3, Class AM, 4.341%, 5/10/51 W	42,000	35,596
FRB Ser. 15-LC19, Class B, 3.829%, 2/10/48 W	355,000	324,117
CSAIL Commercial Mortgage Trust
Ser. 17-CX10, Class A3, 3.398%, 11/15/50	763,538	714,271
FRB Ser. 20-C19, Class XA, IO, 1.101%, 3/15/53 W	980,598	49,922
FRB Ser. 19-C15, Class XA, IO, 1.027%, 3/15/52 W	15,481,146	610,530
GS Mortgage Securities Trust
FRB Ser. 16-GS2, Class C, 4.698%, 5/10/49 W	1,232,000	1,092,908
FRB Ser. 20-GC47, Class C, 3.454%, 5/12/53 W	61,000	41,075
JPMBB Commercial Mortgage Securities Trust FRB Ser. 14-C23, Class B, 4.483%, 9/15/47 W	355,645	335,379
JPMorgan Chase Commercial Mortgage Securities Trust FRB Ser. 13-C10, Class C, 4.113%, 12/15/47 W	298,199	260,278

22 ESG Core Bond ETF

MORTGAGE-BACKED SECURITIES (8.5%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C14, Class C, 5.053%, 2/15/47 W	$1,212,000	$1,175,095
Ser. 14-C15, Class B, 4.565%, 4/15/47 W	939,000	917,316
FRB Ser. 15-C25, Class B, 4.517%, 10/15/48 W	1,011,000	929,346
FRB Ser. 14-C17, Class C, 4.486%, 8/15/47 W	1,254,000	1,127,464
FRB Ser. 14-C16, Class B, 4.281%, 6/15/47 W	33,000	30,162
Ser. 14-C17, Class AS, 4.011%, 8/15/47	2,337,000	2,241,650
Ser. 14-C19, Class B, 4.00%, 12/15/47 W	1,180,000	1,087,451
Ser. 16-C32, Class AS, 3.994%, 12/15/49 W	1,504,000	1,327,924
Ser. 15-C22, Class B, 3.883%, 4/15/48 W	823,000	727,909
Ser. 13-C9, Class B, 3.708%, 5/15/46 W	493,323	426,427
Morgan Stanley Capital I Trust
FRB Ser. 18-L1, Class C, 4.782%, 10/15/51 W	1,652,000	1,257,498
Ser. 18-L1, Class AS, 4.637%, 10/15/51 W	665,000	589,366
Ser. 18-L1, Class A4, 4.407%, 10/15/51 W	575,000	528,868
Ser. 18-H4, Class A4, 4.31%, 12/15/51	1,676,000	1,519,287
Ser. 16-UB12, Class AS, 3.778%, 12/15/49 W	1,227,000	1,068,940
UBS Commercial Mortgage Trust Ser. 18-C14, Class A4, 4.448%, 12/15/51	756,000	678,626
Wells Fargo Commercial Mortgage Trust
Ser. 18-C47, Class AS, 4.673%, 9/15/61 W	665,000	596,393
Ser. 19-C49, Class B, 4.546%, 3/15/52	2,118,000	1,801,571
Ser. 15-LC20, Class C, 4.056%, 4/15/50 W	1,193,000	1,062,847
Ser. 17-C39, Class B, 4.025%, 9/15/50	1,870,000	1,605,619
FRB Ser. 20-C57, Class C, 4.023%, 8/15/53 W	29,000	22,104
FRB Ser. 20-C56, Class B, 3.742%, 6/15/53 W	1,304,000	1,031,974
WF-RBS Commercial Mortgage Trust Ser. 13-C11, Class B, 3.714%, 3/15/45 W	888,447	779,613
		38,274,550
Total mortgage-backed securities (cost $39,361,225)		$38,274,550

ASSET-BACKED SECURITIES (0.4%)*	Principal amount	Value
Tesla Auto Lease Trust 144A Ser. 23-A, Class A3, 5.89%, 6/22/26	$2,000,000	$1,986,422
Total asset-backed securities (cost $1,999,868)		$1,986,422

SHORT-TERM INVESTMENTS (4.9%)*		Principal amount/ shares	Value
Putnam Government Money Market Fund Class P 5.05% L	Shares	21,688,410	$21,688,410
U.S. Treasury Bills 5.308%, 11/16/23		$200,000	199,561
Total short-term investments (cost $21,887,986)			$21,887,971

TOTAL INVESTMENTS
Total investments (cost $512,180,752)	$479,017,420

ESG Core Bond ETF 23

Key to holding’s abbreviations
CME	Chicago Mercantile Exchange
DAC	Designated Activity Company
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IO	Interest Only
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced Commitments

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2023 through October 31, 2023 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $448,309,753.
Φ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $212,408 and is included in Investments in securities on the Statement of assets and liabilities (Note 1).
##	Forward commitment(s), in part or in entirety (Note 1).
L	Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

TBA SALE COMMITMENTS OUTSTANDING at 10/31/23 (proceeds receivable $9,953,594) (Unaudited)
Agency	Principal amount	Settlement date	Value
Government National Mortgage Association, 4.00%, 11/1/53	$2,000,000	11/20/23	$1,757,025
Uniform Mortgage-Backed Securities, 5.50%, 11/1/53	3,000,000	11/13/23	2,846,837
Uniform Mortgage-Backed Securities, 5.00%, 11/1/53	3,000,000	11/13/23	2,765,508
Uniform Mortgage-Backed Securities, 2.50%, 11/1/38	2,000,000	11/15/23	1,741,953
Uniform Mortgage-Backed Securities, 2.00%, 11/1/38	1,000,000	11/15/23	846,566
Total			$9,957,889

24 ESG Core Bond ETF

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$1,986,422	$—
Corporate bonds and notes	—	122,727,928	—
Mortgage-backed securities	—	38,274,550	—
U.S. government and agency mortgage obligations	—	152,474,201	—
U.S. treasury obligations	—	141,666,348	—
Short-term investments	21,688,410	199,561	—
Totals by level	$21,688,410	$457,329,010	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
TBA sale commitments	$—	$(9,957,889)	$—
Totals by level	$—	$(9,957,889)	$—

The accompanying notes are an integral part of these financial statements.

ESG Core Bond ETF 25

Statement of assets and liabilities 10/31/23 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $490,492,342)	$457,329,010
Affiliated issuers (identified cost $21,688,410) (Note 6)	21,688,410
Cash	53
Interest and other receivables	3,376,182
Receivable for investments sold	601,174
Receivable for sales of delayed delivery securities (Note 1)	505,097
Receivable for sales of TBA securities (Note 1)	7,211,780
Total assets	490,711,706

LIABILITIES
Payable for investments purchased	1,288,528
Payable for purchases of delayed delivery securities (Note 1)	1,758,150
Payable for purchases of TBA securities (Note 1)	29,268,657
Payable for compensation of Manager (Note 2)	128,729
TBA sale commitments, at value (proceeds receivable $9,953,594) (Note 1)	9,957,889
Total liabilities	42,401,953

Net assets	$448,309,753

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 5)	$481,001,777
Total distributable earnings (Note 1)	(32,692,024)
Total — Representing net assets applicable to capital shares outstanding	$448,309,753

COMPUTATION OF NET ASSET VALUE
Net asset value per share
($448,309,753 divided by 9,800,000 shares)	$45.75

The accompanying notes are an integral part of these financial statements.

26 ESG Core Bond ETF

Statement of operations Six months ended 10/31/23 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $189,549 from investments in affiliated issuers) (Note 6)	$10,677,676
Total investment income	10,677,676

EXPENSES
Compensation of Manager (Note 2)	803,110
Fees waived and reimbursed by Manager (Note 2)	(10,598)
Total expenses	792,512

Net expenses	792,512

Net investment income	9,885,164

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(1,632,657)
Total net realized loss	(1,632,657)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(37,315,587)
Total change in net unrealized depreciation	(37,315,587)

Net loss on investments	(38,948,244)

Net decrease in net assets resulting from operations	$(29,063,080)

The accompanying notes are an integral part of these financial statements.

ESG Core Bond ETF 27

Statement of changes in net assets

		For the period
		1/19/23
	Six months	(commencement
	ended	of operations)
INCREASE (DECREASE) IN NET ASSETS	10/31/23*	to 4/30/23
Operations
Net investment income	$9,885,164	$3,855,076
Net realized gain (loss) on investments	(1,632,657)	202,170
Change in net unrealized appreciation (depreciation)
of investments	(37,315,587)	4,147,960
Net increase (decrease) in net assets resulting
from operations	(29,063,080)	8,205,206
Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(9,029,150)	(2,805,000)
Proceeds from shares sold (Note 4)	31,174,705	459,935,678
Decrease from shares redeemed (Note 4)	(11,001,647)	(4,855,797)
Other capital (Note 4)	84,352	414,486
Total increase (decrease) in net assets	(17,834,820)	460,894,573

NET ASSETS
Beginning of period (Note 5)	466,144,573	5,250,000
End of period	$448,309,753	$466,144,573

NUMBER OF FUND SHARES
Shares outstanding at beginning of period (Note 5)	9,375,000	100,000
Shares sold (Note 4)	650,000	9,375,000
Shares redeemed (Note 4)	(225,000)	(100,000)
Shares outstanding at end of period	9,800,000	9,375,000

*Unaudited.

The accompanying notes are an integral part of these financial statements.

28 ESG Core Bond ETF

Financial highlights
(For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
		For the period
		1/19/23
	Six months	(commencement
	ended**	of operations)
	10/31/23	to 4/30/23
Net asset value, beginning of period	$49.72	$50.00
Investment operations:
Net investment income (loss)[a]	1.04	.55
Net realized and unrealized
gain (loss) on investments	(4.07)	(.59)
Total from investment operations	(3.03)	(.04)
Less distributions:
From net investment income	(.95)	(.30)
From net realized gain on investments	—	—
Total distributions	(.95)	(.30)
Other capital	.01	.06
Net asset value, end of period	$45.75	$49.72
Total return at net asset value (%)[b]	(6.14)*	0.04*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$448,310	$466,145
Ratio of expenses to average
net assets (%)[c,d]	.17*	.10*
Ratio of net investment income
(loss) to average net assets (%)[d]	2.17*	1.12*
Portfolio turnover (%)[e,f]	60*	37*

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Excludes acquired fund fees and expenses, if any.

d Reflects waivers of certain fund expenses in connection with investments in Putnam Government Money Market Fund during the period. As a result of such waivers, the expenses of the fund reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
October 31, 2023	<0.01%
April 30, 2023	<0.01

e Portfolio turnover excludes securities received or delivered in-kind.

f Portfolio turnover includes TBA purchase and sale commitments.

The accompanying notes are an integral part of these financial statements.

ESG Core Bond ETF 29

Notes to financial statements 10/31/23 (Unaudited)

Unless otherwise noted, the “reporting period” represents the period from May 1, 2023 through October 31, 2023. The following table defines commonly used references within the Notes to financial statements:

References to	Represent
Putnam Management	Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC
State Street	State Street Bank and Trust Company
JPMorgan	JPMorgan Chase Bank, N.A.
the SEC	the Securities and Exchange Commission
ESG	environmental, social and governance
ETF	exchange-traded fund
OTC	over-the-counter
PIL	Putnam Investments Limited, an affiliate of Putnam Management

Putnam ESG Core Bond ETF (the fund) is a diversified, open-end series of Putnam ETF Trust (the Trust), a Delaware statutory trust organized under the Investment Company Act of 1940, as amended. The fund is an actively managed ETF. The fund’s investment objective is to seek high current income consistent with what Putnam Management believes to be prudent risk. The fund invests mainly in a diversified portfolio of investment-grade fixed-income securities with a focus on companies or issuers that Putnam Management, the fund’s investment manager, believes meet relevant (“ESG”) criteria on a sector-specific basis (“ESG criteria”).

The fund invests mainly in bonds of governments and private companies located in the United States that are investment-grade in quality with intermediate- to long-term maturities (three years or longer). Investment-grade securities are rated at least BBB or its equivalent at the time of purchase by a nationally recognized securities rating agency, or are unrated investments that Putnam Management believes are of comparable quality. Putnam Management may also invest in below-investment-grade investments. However, Putnam Management will not invest in securities that are rated lower than B or its equivalent by each rating agency rating the investment, or are unrated securities that it believes are of comparable quality. The fund will not necessarily sell an investment if its rating is reduced (or increased) after purchase. The fund may also invest in foreign fixed income investments, although foreign investments do not represent a primary focus of the fund.

The fund may consider, among other factors, a company’s or issuer’s ESG criteria (as described below), credit, interest rate, liquidity and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

Under normal circumstances, the fund invests at least 80% of the value of its net assets in fixed-income securities that meet Putnam Management’s ESG criteria. This policy is non-fundamental and may be changed only after 60 days’ notice to shareholders. Putnam Management may not apply ESG criteria to investments that are not subject to the fund’s 80% policy, and such investments may not meet Putnam Management’s ESG criteria.

In evaluating investments for the fund, Putnam Management identifies relevant ESG criteria on a sector-specific basis using an internally developed materiality map, which is informed by the ESG issues identified by the Sustainability Accounting Standards Board as material to companies or issuers within a particular industry. A materiality map provides a guide to understanding which ESG criteria are more or less important for a given sector or subsector; it includes those ESG criteria that may be reasonably likely to influence investment decision-making. Putnam Management constructs the materiality map by evaluating the significance of specified ESG criteria (i.e., board structure and composition, diversity, equity and inclusion, or climate change risk, among others) in specific industries (i.e., consumer, healthcare, financials, etc.), subsectors, or countries. Putnam Management then categorizes the relevance of each ESG criteria for each industry, subsector, or country. As part of this analysis, Putnam Management may utilize metrics and information such as emissions data, carbon intensity, sources of energy used for operations, water use and re-use, water generation, waste diversion from landfill, employee safety and diversity data, supplier audits, product safety, board composition, and incentive compensation structures. After evaluating these criteria, Putnam Management will assign each company or issuer, as applicable, a proprietary ESG rating ranging from 1 to 4 (1 indicating the highest (best) ESG rating and 4 indicating the lowest (worst) ESG rating). In order to meet Putnam Management’s ESG criteria for purposes of the above-referenced non-fundamental investment policy, a company or issuer must be rated 2 or 1 by Putnam

30 ESG Core Bond ETF

Management. While Putnam Management may consider independent third-party data as a part of its analytical process, the portfolio management team performs its own independent analysis of issuers and does not rely solely on third-party screens.

The fund’s approach to ESG investing incorporates fundamental research together with consideration of ESG criteria which may include, but are not limited to, those included in the following descriptions. Environmental criteria include, for example, a company’s or issuer’s carbon intensity and use of resources like water or minerals. ESG measures in this area might include plans to reduce waste, increase recycling, raise the proportion of energy supply from renewable sources, or improve product design to be less resource intensive. Social criteria include, for example, labor practices and supply chain management. ESG measures in this area might include programs to improve employee well-being, commitment to workplace equality and diversity, or improved stewardship of supplier relationships and working conditions. Corporate governance criteria include, for example, board composition and executive compensation, as well as bondholders’ rights. ESG measures in this area might include improvements in board independence or diversity, or alignment of management incentives with the company’s or issuer’s strategic ESG objectives.

Putnam Management uses a sector-specific approach in evaluating investments. In the corporate credit sector, Putnam Management combines fundamental analysis with relevant ESG insights with a forward-looking perspective. Putnam Management believes that this approach contributes to a more nuanced assessment of an issuer’s credit profile which offers potential opportunity to limit tail risk in credit portfolios (i.e., the risk that the price of a portfolio may decrease by more than three standard deviations from its current price) and ratings volatility. Putnam Management believes that securitized debt instruments present unique challenges in applying ESG criteria due to the presence of various asset types, counterparties involved, and the complex structure of the securitized debt market along with a lack of available ESG-related data. In evaluating securitized debt instruments for potential investment, Putnam Management takes a broad approach, analyzing both the terms of the transaction, including the asset type being securitized and structure of securitization, as well as key counterpar-ties. Opportunities are analyzed at the asset level within each securitization and each subsector to identify assets that meet relevant ESG thresholds. Additionally, in evaluating securitized debt instruments, Putnam Management analyzes relevant ESG criteria regarding the originator, servicers, or other relevant counterparties. In the sovereign debt sector, Putnam Management uses quantitative modeling and fundamental research to evaluate countries across a variety of ESG criteria (i.e., natural resource dependence and level of public corruption) and non-ESG criteria (i.e., global economic conditions, market valuations and technicals). Putnam Management believes that sovereign issuers with better ESG scores generally benefit from lower borrowing costs and that ESG criteria may influence the perception of the credit risk of a country’s debt. Countries are evaluated both on current ESG metrics and the extent of recent progress.

Putnam Management evaluates ESG considerations using independent third-party data (where available), and also uses company or issuer disclosures and public data sources. Putnam Management believes that ESG considerations are best analyzed in combination with a company’s or issuer’s fundamentals, including a company’s or issuer’s industry, location, strategic position, and key relationships.

In addition to bonds, the fund may also invest in other fixed-income instruments. In addition to the main investment strategies described above, the fund may make other types of investments, such as assignments of and participations in fixed and floating rate bank loans, investments in hybrid and structured bonds and notes, and preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws. The fund may also use derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, transfer agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s Amended and Restated Agreement and Declaration of Trust, any claims asserted by a shareholder against or on behalf of the Trust (or its series), including claims against Trustees and Officers, must be brought in courts of the State of Delaware.

ESG Core Bond ETF 31

Note 1: Significant accounting policies

The fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a–5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least

32 ESG Core Bond ETF

equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Lines of credit The fund participates, along with other Putnam funds, in a $320 million syndicated unsecured committed line of credit, provided by State Street ($160 million) and JPMorgan ($160 million), and a $235.5 million unsecured uncommitted line of credit, provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds and a $75,000 fee has been paid by the participating funds to State Street as agent of the syndicated committed line of credit. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

ESG Core Bond ETF 33

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. The fund’s federal tax return for the prior period remains subject to examination by the Internal Revenue Service.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $502,254,004, resulting in gross unrealized appreciation and depreciation of $169,937 and $33,364,410, respectively, or net unrealized depreciation of $33,194,473.

Distributions to shareholders Distributions to shareholders from net investment income, if any, are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays the Manager an annual all-inclusive management fee of 0.35% based on the fund’s average daily net assets computed and paid monthly. The management fee covers investment management services and all of the fund’s organizational and other operating expenses with certain exceptions, including but not limited to: payments under distribution plans, interest expenses, taxes, brokerage commissions and other transaction costs, fund proxy expenses, litigation expenses, extraordinary expenses and acquired fund fees and expenses.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.176% of the fund’s average net assets.

The fund invests in Putnam Government Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Government Money Market Fund with respect to assets invested by the fund in Putnam Government Money Market Fund. During the reporting period, management fees paid were reduced by $10,598 relating to the fund’s investment in Putnam Government Money Market Fund.

PIL is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% of the average net assets of the portion of the fund managed by PIL.

34 ESG Core Bond ETF

The fund has adopted a distribution and service plan pursuant to Rule 12b–1 under the 1940 Act that authorizes the fund to pay distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing shareholder support services. No Rule 12b–1 fees are currently paid by the fund.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments and in-kind transactions, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$292,281,036	$271,994,586
U.S. government securities (Long-term)	—	—
Total	$292,281,036	$271,994,586

Portfolio securities received or delivered through in-kind transactions were no monies and no monies, respectively.

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

Shares of the fund are listed and traded on NYSE Arca, Inc., and individual fund shares may only be bought and sold in the secondary market through a broker or dealer at market price. These transactions, which do not involve the fund, are made at market prices that may vary throughout the day, rather than at net asset value (NAV). Shares of the fund may trade at a price greater than the fund’s NAV (premium) or less than the fund’s NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling fund shares in the secondary market (the “bid-ask spread”). The fund will issue and redeem shares in large blocks of 25,000 shares called “Creation Units” on a continuous basis, at NAV, with authorized participants who have entered into agreements with the fund’s distributor. The fund will generally issue and redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the fund specifies each day. The fund generally imposes a transaction fee on investors purchasing or redeeming Creation Units. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the fund for certain transaction costs and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in Other capital in the Statement of changes in net assets.

Note 5: Initial capitalization and offering of shares

The fund was established as a series of the Trust on May 10, 2022. The fund had no operations other than those related to organizational matters, including the initial capital contribution of $5,250,000 by Putnam Investment Holdings, LLC and the issuance of 100,000 shares on January 19, 2023.

ESG Core Bond ETF 35

Note 6: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 4/30/23	cost	proceeds	income	of 10/31/23
Short-term investments
Putnam Government
Money Market Fund*	$—	$44,534,038	$22,845,628	$189,549	$21,688,410
Total Short-term
investments	$—	$44,534,038	$22,845,628	$189,549	$21,688,410

* Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Government Money Market Fund with respect to assets invested by the fund in Putnam Government Money Market Fund (Note 2).

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Investing in companies or issuers that exhibit a commitment to ESG factors may result in the fund investing in certain types of companies or issuers that underperform the market as a whole. In evaluating an investment opportunity, Putnam Management may make investment decisions based on information and data that is incomplete or inaccurate. Due to changes in the products or services of the companies and issuers in which the fund invests, the fund may temporarily hold securities that are inconsistent with its ESG investment criteria.

36 ESG Core Bond ETF

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	JPMorgan Securities LLC	Total
Assets:
Total Assets	$—	$—
Liabilities:
Total Liabilities	$—	$—
Total Financial and Derivative Net Assets	$—	$—
Total collateral received (pledged)†##	$—
Net amount	$—
Controlled collateral received (including
TBA commitments)**	$—	$—
Uncontrolled collateral received	$—	$—
Collateral (pledged) (including TBA commitments)**	$(212,408)	$(212,408)

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 9: Of special note

On May 31, 2023, Franklin Resources, Inc. (“Franklin Resources”) and Great-West Lifeco Inc., the parent company of Putnam U.S. Holdings I, LLC (“Putnam Holdings”), announced that they have entered into a definitive agreement for a subsidiary of Franklin Resources to acquire Putnam Holdings in a stock and cash transaction.

As part of this transaction, Putnam Management, a wholly-owned subsidiary of Putnam Holdings and investment manager to the Putnam family of funds (the “Putnam Funds”), would become an indirect wholly-owned subsidiary of Franklin Resources.

The transaction is subject to customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of these conditions, the transaction is currently expected to be consummated in the fourth quarter of 2023 or early 2024.

Under the Investment Company Act of 1940, as amended, consummation of the transaction will result in the automatic termination of the investment management contract between each Putnam Fund and Putnam Management and any related sub-management and sub-advisory contracts, where applicable. In anticipation of this automatic termination, on June 23, 2023, the Board of Trustees of the Putnam Funds approved a new investment management contract between each Putnam Fund and Putnam Management (and new sub-management and sub-advisory contracts, if applicable).

On October 20, 2023, the fund’s shareholders approved the new investment management contract with Putnam Management and the new sub-management contract for the fund between Putnam Management and PIL, each to take effect upon the consummation of the transaction. The terms of the new investment management and sub-management contracts are substantially similar to those of the previous investment management and sub-management contracts, and the fee rates payable under the new investment management and sub-management contracts are the same as the fee rates under the previous investment management and sub-management contracts.

ESG Core Bond ETF 37

Shareholder meeting results (Unaudited)

October 20, 2023 special meeting

At the meeting, a new Management Contract for your fund with Putnam Investment Management, LLC was approved, as follows:

Votes for	Votes against	Abstentions/Votes withheld
9,479,407	—	—

At the meeting, a new Sub-Management Contract for your fund between Putnam Investment Management, LLC and Putnam Investments Limited was approved, as follows:

Votes for	Votes against	Abstentions/Votes withheld
9,479,407	—	—

All tabulations are rounded to the nearest whole number.

38 ESG Core Bond ETF

Fund information

Founded over 85 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, and asset allocation categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisor	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Distribution Services	Mona K. Sutphen
Foreside Fund Services, LLC		Alan G. McCormack
Three Canal Plaza, Suite 100	Officers	Vice President and
Portland, ME 04101	Robert L. Reynolds	Derivatives Risk Manager
President
Custodian		Denere P. Poulack
State Street Bank	James F. Clark	Assistant Vice President,
and Trust Company	Vice President and	Assistant Clerk, and
	Chief Compliance Officer	Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	Michael J. Higgins	Janet C. Smith
	Vice President, Treasurer,	Vice President,
	and Clerk	Principal Financial Officer,
Principal Accounting Officer,
	Jonathan S. Horwitz	and Assistant Treasurer
Executive Vice President,
	Principal Executive Officer,	Stephen J. Tate
	and Compliance Liaison	Vice President and
Chief Legal Officer

Mark C. Trenchard
Vice President

Call 1-833-228-5577 (toll free) Monday through Friday between 9:00 a.m. and 5:00 p.m. Eastern Time or visit putnam.com anytime for up-to-date information about the fund’s NAV.

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Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Recovery of Erroneously Awarded Compensation.

Not Applicable

Item 14. Exhibits:

(a)(1) Not applicable

(a)(2) Not applicable

(a)(3) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam ETF Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 27, 2023

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 27, 2023